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                                                                    Exhibit 99.1


        MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND
                        RESULTS OF OPERATIONS OF SOFTNET

     The following discussion of the financial condition and results of operations of SoftNet should be read in conjunction with, and is qualified in its entirety by reference to our Consolidated Financial Statements and related Notes thereto.

OVERVIEW

     On July 29, 2002, SoftNet entered into an agreement to acquire FSHC from IHC for $31.9 million in cash. FSHC and its wholly-owned subsidiaries are engaged in the insurance and reinsurance business. Upon closing of the transaction, SoftNet will become an insurance holding company, the employment of all of SoftNet's current employees will terminate, and SoftNet's operations will be directed by IHC management and employees pursuant to a services agreement between SoftNet and IHC. Consummation of this acquisition is subject to satisfaction of certain conditions, including approval by SoftNet's stockholders.

     In a separate transaction, IHC acquired Pacific Century's entire interest in SoftNet consisting of 5,000,000 common stock shares at $3.00 per share for a total value of $15,000,000. As a result of this transaction, Pacific Century's appointees Linus W.L. Cheung and Jeffrey A. Bowden have resigned from SoftNet's board of directors, and Edward Netter, Chairman of IHC, and Roy Thung, Chief Executive Officer of IHC, have been appointed to SoftNet's board of directors. Additionally, upon closing of the purchase of FSHC, IHC has agreed to make a cash tender offer at $3.00 per share for at least 3,000,000 outstanding common stock shares of SoftNet, subject to certain limitations.

     Separately, SoftNet's board of directors also approved a stockholder rights plan (the "Plan"). Pursuant to the Plan's approval, SoftNet's board of directors declared a dividend distribution of one preferred share purchase right, or one right, on each outstanding common stock share. The dividend distribution of the rights will be payable to common stock stockholders of record on August 14, 2002. The rights distribution is not taxable to stockholders. Subject to limited exceptions, the rights will be exercisable if a person or group acquires or announces a tender offer for 4.99% or more of SoftNet's common stock. Under certain circumstances, each right will entitle stockholders to buy one one-hundredth of a share of newly created Series A Junior Participating Preferred Stock of SoftNet at an exercise price of $3.00. SoftNet's board of directors will be entitled to redeem the rights at $0.01 per right at any time before a person has acquired 4.99% or more of the outstanding common stock.

     The rights are designed to inhibit some acquisitions of SoftNet's common stock shares that could result in the imposition of limitations on the use of its Federal net operating loss carryforwards and certain income tax credits. The rights are therefore intended to enable all stockholders to realize the long-term value of their investment in SoftNet. The rights are not being distributed in response to any specific effort to acquire control of SoftNet.

     If a person becomes an acquiring person which triggers the rights under the Plan, each right will entitle its holder to purchase, at the right's then-current exercise price, a number of SoftNet's common shares having a market value at that time of twice the right's exercise price. The rights held by the acquiring person will become void and will not be exercisable to purchase shares at the bargain purchase price. If SoftNet is acquired in a merger or other business combination transaction which has not been approved by SoftNet's board of directors, each right will entitle its holder to purchase, at the right's then-current exercise price, a number of the acquiring company's common shares having a market value at that time of twice the right's exercise price.

     The Plan will expire on the close of business on the earliest date that (a) a vote of SoftNet's stockholders does not approve an amendment or an amendment and restatement of SoftNet's certificate of incorporation proposed by SoftNet's board of directors providing for limitations on the acquisition of SoftNet's common stock in excess of certain percentage amounts, (b) such restated certificate of incorporation is filed with the Secretary of State of the State of Delaware or (c) SoftNet's stock purchase agreement with SSH Corp. and

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IHC is terminated, subject to SoftNet's right to extend such date and SoftNet's earlier redemption or exchange of such rights or termination of the Plan.

     On May 17, 2002, SoftNet received a Nasdaq Staff Determination Letter stating that SoftNet's common stock is no longer eligible for continued listing on the Nasdaq National Market as a result of SoftNet ceasing the operations of its last business segment, Intellicom, and that SoftNet therefore does not meet the requirements for continued listing set forth in Marketplace Rules 4300 and 4330. Subsequently, SoftNet requested and was granted an oral hearing before a Nasdaq Listing Qualifications Panel to appeal the Nasdaq Staff Determination Letter, which stayed the delisting of SoftNet's common stock pending the outcome of the hearing. On July 12, 2002, SoftNet appeared before the Nasdaq Listing Qualifications Panel to present SoftNet's plan to acquire FSHC, which would allow SoftNet to comply with the Marketplace Rules 4300 and 4330. On August 15, 2002, the Nasdaq Listing Qualifications Panel informed SoftNet that SoftNet will remain listed on Nasdaq, subject to meeting various conditions, including the completion of the acquisition of FSHC by December 31, 2002. Nasdaq has also informed SoftNet that if it does remain listed on Nasdaq, following the acquisition of FSHC, SoftNet will be required to meet Nasdaq's initial listing requirements as well as Nasdaq's continued listing requirements.

     On December 7, 2000, SoftNet's board of directors approved a plan to discontinue its ISP Channel operations because of (1) the consolidation in the cable industry made it difficult for ISP Channel to achieve the economies of scale necessary to provide such services profitably, and (2) SoftNet was no longer able to bear the costs of maintaining the ISP Channel. Subsequently on December 19, 2000, SoftNet's board of directors approved a plan to discontinue its Aerzone business in light of, among other things, significant long-term capital needs and the difficulty of securing the necessary financing because of the financial markets. In conjunction with discontinuing the ISP Channel, Intellicom, and Aerzone businesses, SoftNet's board of directors on December 28, 2000, approved a plan to reduce its corporate headquarters staff.

     As of June 30, 2002, the ISP Channel, Intellicom,and Aerzone businesses, including Laptop Lane Limited, were substantially wound down.

     On March 29, 2002, SoftNet and its wholly-owned subsidiary, Intellicom, entered into an agreement to sell its operating business and certain assets to Loral Cyberstar, Inc. Following the sale of its operating business and certain assets to Loral Cyberstar, Inc., SoftNet's board of directors unanimously agreed to cease the operations of Intellicom on April 3, 2002. Subsequently on April 22, 2002, Intellicom entered into an agreement to sell certain assets to Native Intellicom, Inc., a wholly-owned subsidiary of the Pinoleville Band of Pomo Indians, for cash, subject to the termination of Intellicom's lease for its facility in Livermore, California.

     SoftNet reports operating expenses in several categories: (i) selling and marketing; (ii) engineering; and (iii) general and administrative costs. Also included in operating expenses are depreciation and non-cash compensation expense related to stock options. Non-cash compensation expense related to stock options relates primarily to the amortization of deferred stock compensation resulting from below market value stock options granted between October 1998 and March 1999.

     The results of operations for the three months and nine months ended June 30, 2001, have been reclassified for the effects of discontinued operations of Intellicom.

CRITICAL ACCOUNTING POLICIES

     The preparation of consolidated financial statements and related disclosures in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of the revenues and expenses during the reporting period. Actual results could differ from those estimates. SoftNet believes the following critical accounting policies are significantly affected by judgments, assumptions and estimates used in preparation of its condensed consolidated financial statements.

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  DISCONTINUED OPERATIONS

     SoftNet accounts for discontinued operations in accordance to Accounting Principles Board Opinion No. 30, or APB 30, Reporting the Results of
Operations -- Reporting the Effects of Disposal of a Segment of Business, and Extraordinary, Unusual and Infrequently Occurring Events and Transactions. Under APB 30, SoftNet accrued estimates of expected liabilities related to discontinued operations through its eventual discharge. The estimated remaining liabilities related to discontinued operations include contract terminations, litigation and loss from operations subsequent to June 30, 2002. SoftNet reviews the estimated closure costs liability on a quarterly basis to determine changes in the costs of the discontinued operations activities.

  RESTRUCTURING EXPENSE

     SoftNet recorded restructuring expenses related to an approved plan to reduce corporate headquarters staff and to relocate its corporate offices in conjunction with discontinuing the Aerzone, ISP Channel and Intellicom businesses. These restructuring expenses are based on estimates of the expected costs associated with employee severance, lease terminations, and facility relocation. SoftNet reviews the estimated restructuring costs accrual on a quarterly basis to determine changes in the costs of the restructuring activities.

  IMPAIRMENT OF LONG-LIVED ASSETS

     SoftNet evaluates long-lived assets for impairment whenever current events or changes in circumstances, as defined in Statement of Financial Accounting Standards No. 121 ("SFAS 121"), Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to be Disposed of, indicate that the carrying value of an asset may not be recoverable based on expected undiscounted cash flows attributable to that asset. The amount of any impairment is measured as the difference between the carrying value and the fair value of the impaired asset.

  SHORT-TERM INVESTMENTS

     SoftNet accounts for its short-term investments in debt and equity securities under Statement of Financial Accounting Standards No. 115 ("SFAS 115"), Accounting for Certain Investments in Debt and Equity Securities. Short-term investments generally consist of highly liquid securities with original maturities in excess of three months. SoftNet has classified its short-term investments as available-for-sale securities. These short-term investments are carried at fair value based on quoted market prices with unrealized gains and losses reported in accumulated other comprehensive loss in the accompanying condensed consolidated balance sheets. Realized gains and losses on short-term investments are computed using the specific identification method and are reported in miscellaneous income (expense), net in the accompanying condensed consolidated statements of operations. Declines in value judged to be other-than-temporary is determined based on the specific identification method and are reported in loss in disposition of equity investments in the accompanying condensed consolidated statements of operations.

RESULTS OF OPERATIONS FOR THE THREE MONTHS ENDED JUNE 30, 2002, COMPARED TO THE THREE MONTHS ENDED JUNE 30, 2001

  SELLING AND MARKETING

     SoftNet incurred no selling and marketing expenses for the three months ended June 30, 2002, compared to $9,000 for the three months ended June 30, 2001, as a result of eliminating the public relations department associated with the December 28, 2000 corporate restructuring plan.

  ENGINEERING

     SoftNet incurred no engineering expenses for the three months ended June 30, 2002, compared to $71,000 for the three months ended June 30, 2001, as a result of eliminating the corporate technology department associated with the December 28, 2000 corporate restructuring plan.

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  GENERAL AND ADMINISTRATIVE

     Consolidated general and administrative expenses decreased $347,000, or 22%, to $1,265,000 for the three months ended June 30, 2002, compared to $1,612,000 for the three months ended June 30, 2001, primarily due to reduced expenses resulting from staff reductions associated with the December 28, 2000 corporate restructuring plan.

  DEPRECIATION

     Consolidated depreciation expense decreased $44,000, or 56%, to $34,000 for the three months ended June 30, 2002, compared to $78,000 for the three months ended June 30, 2001, primarily due to reduced depreciation expense resulting from sales and disposal of property.

  NON-CASH COMPENSATION EXPENSE RELATED TO STOCK OPTIONS

     SoftNet recognized a non-cash compensation expense related to stock options of $400,000 for the three months ended June 30, 2002, compared to non-cash compensation expense related to stock options of $483,000 for the three months ended June 30, 2001. For the three months ended June 30, 2002 and 2001, non-cash compensation expense related to stock options issued to employees relates primarily to the amortization of deferred stock compensation resulting from below market value stock options granted between October 1998 and March 1999.

     Non-cash compensation expense related to stock options should continue to decrease as SoftNet continues to reduce its staff due to its discontinued operations and corporate restructuring.

  INTEREST INCOME

     Consolidated interest income decreased $832,000, or 68%, to $391,000 for the three months ended June 30, 2002, compared to $1,223,000 for the three months ended June 30, 2001, as a result of lower interest rates, and decrease in cash, cash equivalents, and short-term investments, available-for-sale.

  INTEREST EXPENSE

     Consolidated interest expense increased $14,000 to $18,000 for the three months ended June 30, 2002, compared to $4,000 for the three months ended June 30, 2001.

  LOSS ON DISPOSITION OF EQUITY INVESTMENTS

     For the three months ended June 30, 2001, SoftNet recognized a charge of $3,684,000 related to its China Broadband Corporation investment in anticipation of SoftNet's July 13, 2001 agreement to sell its interest in China Broadband Corporation to Canaccord International Limited.

  MISCELLANEOUS INCOME/EXPENSE, NET

     Consolidated miscellaneous income increased $53,000 to $3,000 for the three months ended June 30, 2002, compared to consolidated miscellaneous expense of $50,000 for the three months ended June 30, 2001. This increase is primarily due to losses incurred from the disposal of property for the three months ended June 30, 2001.

  INCOME TAXES

     SoftNet made no provision for income taxes for the three months ended June 30, 2002 and 2001, as a result of SoftNet's continuing losses.

  LOSS ATTRIBUTED TO DISCONTINUED OPERATIONS

     SoftNet recognized a $70,000 loss attributed to discontinued operations for the three months ended June 30, 2002, compared to a loss of $8,013,000 for the three months ended June 30, 2001. For the three
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months ended June 30, 2002, the loss attributed to discontinued operations consisted of a $180,000 gain on disposition of Intellicom, resulting from a lower than anticipated costs of closing Intellicom, and a $250,000 loss on disposition of Aerzone, resulting from a superior court decision related to a breach of contract. For the three months ended June 30, 2001, the loss attributed to discontinued operations consisted of a $3,913,000 loss from operations of Intellicom, a $3,000,000 gain on the disposition of ISP Channel, resulting from lower than anticipated costs of closing ISP Channel, and a $7,100,000 loss on the disposition of Aerzone, resulting primarily from the reduction of the anticipated sales price of Laptop Lane Limited.

  NET LOSS

     SoftNet had a net loss of $1,393,000, or a net loss per share of $0.05, for the three months ended June 30, 2002, compared to a net loss of $12,781,000, or a net loss per share of $0.51, for the three months ended June 30, 2001.

RESULTS OF OPERATIONS FOR THE NINE MONTHS ENDED JUNE 30, 2002, COMPARED TO THE NINE MONTHS ENDED JUNE 30, 2001

  SELLING AND MARKETING

     SoftNet incurred no selling and marketing expenses for the nine months ended June 30, 2002, compared to $196,000 for the nine months ended June 30, 2001, as a result of eliminating the public relations department associated with the December 28, 2000 corporate restructuring plan.

  ENGINEERING

     SoftNet incurred no engineering expenses for the nine months ended June 30, 2002, compared to $529,000 for the nine months ended June 30, 2001, as a result of eliminating the corporate technology department associated with the December 28, 2000 corporate restructuring plan.

  GENERAL AND ADMINISTRATIVE

     Consolidated general and administrative expenses decreased $2,056,000, or 32%, to $4,347,000 for the nine months ended June 30, 2002, compared to $6,403,000 for the nine months ended June 30, 2001, primarily due to reduced expenses resulting from staff reductions associated with the December 28, 2000 corporate restructuring plan.

  DEPRECIATION

     Consolidated depreciation expense decreased $122,000, or 43%, to $160,000 for the nine months ended June 30, 2002, compared to $282,000 for the nine months ended June 30, 2001, primarily due to reduced depreciation expense resulting from sales and disposal of property.

  NON-CASH COMPENSATION EXPENSE/BENEFIT RELATED TO STOCK OPTIONS

     SoftNet recognized a non-cash compensation expense related to stock options of $1,200,000 for the nine months ended June 30, 2002, compared to non-cash compensation benefit related to stock options of $1,087,000 for the nine months ended June 30, 2001. For the nine months ended June 30, 2002 and 2001, non-cash compensation expense/benefit related to stock options issued to employees relates primarily to the amortization of deferred stock compensation resulting from below market value stock options granted between October 1998 and March 1999.

     Non-cash compensation benefits are recognized following the reversal of previously recognized expenses related to terminated unvested stock options with a cliff vesting feature. Non-cash compensation expense related to stock options should continue to decrease as SoftNet continues to reduce its staff due to its discontinued operations and corporate restructuring.

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  PROVISION FOR IMPAIRED ASSETS

     SoftNet recognized a charge of $352,000 for the nine months ended June 30, 2002, as a result of writing off its accounting software. SoftNet migrated to an off-the-shelf accounting software.

  RESTRUCTURING EXPENSE

     SoftNet recognized a restructuring charge for the nine months ended June 30, 2001, related to a plan to downsize its corporate headquarters staff. The charge in the amount of $3,900,000 was recognized as restructuring expense and consisted primarily of termination payments for affected employees. SoftNet increased the restructuring reserve by $502,000 for the nine months ended June 30, 2002, as a result of additional estimated lease termination costs associated with SoftNet headquarters. At June 30, 2002, a restructuring accrual of $1,449,000 remained outstanding.

  INTEREST INCOME

     Consolidated interest income decreased $4,110,000, or 74%, to $1,423,000 for the nine months ended June 30, 2002, compared to $5,533,000 for the nine months ended June 30, 2001, as a result of lower interest rates, and decrease in cash, cash equivalents, and short-term investments, available-for-sale.

  INTEREST EXPENSE

     Consolidated interest expense decreased $35,000, or 39%, to $54,000 for the nine months ended June 30, 2002, compared to $89,000 for the nine months ended June 30, 2001. This decrease is primarily due to the reduction of interest expense resulting from the payment of the 8.5% promissory note to the former Intellicom stockholders.

  LOSS ON DISPOSITION OF EQUITY INVESTMENTS

     SoftNet recognized a loss on disposition of equity investments of $701,000 for the nine months ended June 30, 2002, consisting of $230,000 related to the 1,000,000 SkyNet Global Limited common stock shares and $471,000 related to the 400,000 SkyNet Global Limited preference stock shares. For the nine months ended June 30, 2001, SoftNet recognized a charge of $17,445,000, consisting of a $768,000 write down of a note receivable and related interest, and $16,677,000 of write-downs and realized losses related to various short-term and long-term equity investments.

  EQUITY IN NET LOSSES OF INVESTEE COMPANIES

     SoftNet recognized equity in net losses of investee companies of $394,000 for the nine months ended June 30, 2001. SoftNet did not incur any equity in net losses of investee companies for the nine months ended June 30, 2002, as a result of the sale and write offs of investee companies accounted for under the equity method for the year ended September 30, 2001.

 MISCELLANEOUS EXPENSE, NET

     SoftNet incurred no consolidated miscellaneous expense for the nine months ended June 30, 2002, compared to consolidated miscellaneous expense of $153,000 for the nine months ended June 30, 2001, primarily resulting from the write off of costs associated with a failed business acquisition.

 INCOME TAXES

     SoftNet made no provision for income taxes for the nine months ended June 30, 2002 and 2001, as a result of SoftNet's continuing losses.

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 LOSS ATTRIBUTED TO DISCONTINUED OPERATIONS

     SoftNet recognized a $4,889,000 loss attributed to discontinued operations for the nine months ended June 30, 2002, compared to a loss of $33,453,000 for the nine months ended June 30, 2001. For the nine months ended June 30, 2002, the loss attributed to discontinued operations consisted of a $3,120,000 loss on disposition of Intellicom, a $1,829,000 loss from operations of Intellicom, a $590,000 loss on disposition of Micrographic Technology Corporation, ("MTC") as a result of a preliminary arbitration decision related to a dispute with Applications Informatiques Multimedia and a dispute related to the sale of MTC to Global Information Distribution GmbH, ("GID") a $900,000 gain on disposition of ISP Channel, resulting from the lower than anticipated costs of closing ISP Channel, and a $250,000 loss on disposition of Aerzone, resulting from a superior court decision related to a breach of contract. For the nine months ended June 30, 2001, the loss attributed to discontinued operations consisted of a $26,625,000 loss from operations of Intellicom, a $9,008,000 gain on the disposition of ISP Channel, resulting from lower than anticipated costs of closing ISP Channel, and a $15,836,000 loss on the disposition of Aerzone, resulting primarily from the reduction of the anticipated sales price of Laptop Lane Limited.

  EXTRAORDINARY ITEM -- GAIN ON SETTLEMENT OF OBLIGATION

     SoftNet recognized a gain of $1,326,000 for the nine months ended June 30, 2001, resulting from the cash payment made in lieu of SoftNet's obligation to pay off the 8.5% promissory note and interest, and to settle business acquisition liability to former Intellicom stockholders with common stock.

  NET LOSS

     SoftNet had a net loss of $10,782,000, or a net loss per share of $0.42, for the nine months ended June 30, 2002, compared to a net loss of $54,898,000, or a net loss per share of $2.20, for the nine months ended June 30, 2001.

RESULTS OF OPERATIONS FOR THE YEAR ENDED SEPTEMBER 30, 2001, COMPARED TO THE YEAR ENDED SEPTEMBER 30, 2000

 SELLING AND MARKETING

     SoftNet's selling and marketing expenses decreased $1,572,000, or 90%, to $182,000 for the year ended September 30, 2001, compared to $1,754,000 for the year ended September 30, 2000, primarily as a result of eliminating the business development and public relations departments as part of a corporate restructuring.

 ENGINEERING

     SoftNet's engineering expenses increased $15,000, or 3%, to $551,000 for the year ended September 30, 2001, compared to $536,000 for the year ended September 30, 2000.

 GENERAL AND ADMINISTRATIVE

     SoftNet's general and administrative expenses decreased $1,505,000, or 14%, to $9,283,000 for the year ended September 30, 2001, compared to $10,788,000 for the year ended September 30, 2000, primarily as a result of staff reductions as part of a corporate restructuring.

 DEPRECIATION AND AMORTIZATION

     SoftNet's depreciation and amortization expense decreased $5,000, or 1%, to $350,000 for the year ended September 30, 2001, compared to $355,000 for the year ended September 30, 2000.

 NON-CASH COMPENSATION EXPENSE/BENEFIT RELATED TO STOCK OPTIONS

     SoftNet recognized a non-cash compensation benefit related to stock options of $807,000 for the year ended September 30, 2001, compared to non-cash compensation expense related to stock options of

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$14,668,000 for the year ended September 30, 2000. For the year ended September
30, 2001, non-cash compensation benefit related to stock options consisted of $776,000 related to employee stock options and $31,000 related to non-employee options, and for the year ended September 30, 2000, non-cash compensation expense related to stock options consisted of $14,407,000 related to employee stock options and $261,000 related to non-employee options.

     Non-cash compensation benefits are recognized following the reversal of previously accrued expenses in respect to stock option terminations as result of corporate restructuring. Non-cash compensation expense related to stock options were expected to continue to decrease or generate a benefit, as SoftNet continued to reduce its staff due to its discontinued operations and corporate restructuring.

 RESTRUCTURING EXPENSE

     SoftNet recognized a restructuring expense of $3,900,000 for the year ended September 30, 2001, related to a plan to downsize its corporate headquarters staff. At September 30, 2001, restructuring reserve of $1,240,000 remained outstanding for corporate.

 INTEREST INCOME

     SoftNet's interest income decreased $5,419,000, or 46%, to $6,421,000 for the year ended September 30, 2001, compared to $11,840,000 for the year ended September 30, 2000, as a result of lower interest rates, and decrease in cash, cash equivalents, and short-term investments, available-for-sale.

 INTEREST EXPENSE

     SoftNet's interest expense decreased $419,000, or 80%, to $107,000 for the year ended September 30, 2001, compared to $526,000 for the year ended September 30, 2000. This decrease is primarily due to the reduction of interest expense resulting from the conversion of the 9% senior subordinated convertible notes, payment of the 6% subordinated convertible notes and payment of the 8.5% promissory note to the former Intellicom stockholders.

 EQUITY IN NET LOSSES OF INVESTEE COMPANIES

     SoftNet recognized equity in net losses of investee companies of $394,000 for the year ended September 30, 2001, compared to equity in net losses of investee companies of $581,000 for the year ended September 30, 2000.

 GAIN (LOSS) ON DISPOSITION OF EQUITY INVESTMENTS, NET.

     SoftNet recognized a charge of $17,195,000 for the year ended September 30, 2001, consisting of a $768,000 write down of a note receivable and related interest; and $16,427,000 of write-downs and realized losses related to various short-term and long-term equity investments. SoftNet recognized a gain on disposition of long-term equity investments of $10,157,000 for the year ended September 30, 2000, primarily due to a $10,194,000 gain on an exchange of 50,000 common stock shares of Big Sky Network Canada, Limited for (i) $2,500,000 in cash, (ii) a promissory note in the amount of $1,700,000 bearing interest at 8% per annum due September 29, 2001, and (iii) 1,133,000 common stock shares valued at $9,630,000 from China Broadband Corporation on September 29, 2000.

 MISCELLANEOUS INCOME (EXPENSE), NET

     SoftNet's miscellaneous income increased $612,000 to $216,000 for the year ended September 30, 2001, compared to consolidated miscellaneous expense of $396,000 for the year ended September 30, 2000. This increase is primarily due to contract termination costs for the year ended September 30, 2000.

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 INCOME TAXES

     SoftNet made no provision for income taxes for the year ended September 30, 2001 and 2000, as a result of SoftNet's continuing losses.

 LOSS ATTRIBUTED TO DISCONTINUED OPERATIONS

     SoftNet recognized a $34,455,000 loss attributed to discontinued operations for the year ended September 30, 2001, compared to $224,746,000 for the year ended September 30, 2000. For the year ended September 30, 2001, the loss attributed to discontinued operations consisted of a $29,557,000 net loss from the operations of Intellicom, a $10,008,000 gain due to the revision of the loss on disposition of ISP Channel, resulting from lower than anticipated costs of closing ISP Channel, and a $14,906,000 loss on disposition of Aerzone, resulting primarily from the reduction of the estimated sales proceeds of Laptop Lane. For the year ended September 30, 2000, the loss attributed to discontinued operations consisted of a $12,948,000 net loss from the operations of Intellicom, a $97,200,000 loss on disposition of ISP Channel, a $60,249,000 net loss from the operations of ISP Channel, a $42,200,000 loss on disposition of Aerzone, and a $12,150,000 net loss from the operations of Aerzone.

 EXTRAORDINARY ITEM -- GAIN ON SETTLEMENTS OF OUTSTANDING OBLIGATIONS

     SoftNet recognized a gain of $1,326,000 for the year ended September 30, 2001, resulting from the cash payment made in lieu of SoftNet's obligation to pay off the 8.5% promissory note and related interest, and to settle the business acquisition liability to former Intellicom stockholders with common stock.

 NET LOSS

     SoftNet had a net loss of $57,647,000, or a net loss per share of $2.31, for the year ended September 30, 2001, compared to a net loss of $232,353,000, or a net loss per share of $9.88, for the year ended September 30, 2000.

RESULTS OF OPERATIONS FOR THE YEAR ENDED SEPTEMBER 30, 2000, COMPARED TO THE YEAR ENDED SEPTEMBER 30, 1999

 SELLING AND MARKETING

     For the year ended September 30, 2000, SoftNet incurred selling and marketing expenses of $1,754,000, which are primarily personnel costs associated with the formation of the new business development and public relations departments. Subsequent to the year ended September 30, 2000, the business development and public relations departments were eliminated as part of a corporate restructuring.

 ENGINEERING

     For the year ended September 30, 2000, SoftNet incurred engineering expenses of $536,000, which are primarily personnel costs associated with the formation of a corporate technology department. The corporate technology department is responsible for technology and strategic development for SoftNet. Subsequent to the year ended September 30, 2000, this department was eliminated in a corporate restructuring.

 GENERAL AND ADMINISTRATIVE

     SoftNet's general and administrative expenses increased $3,520,000, or 48%, to $10,788,000 for the year ended September 30, 2000, as compared to $7,268,000 for the year ended September 30, 1999. The growth in corporate general and administrative expenses are a result of hiring staff for its administrative, executive and finance departments to support both the continuing and discontinued operations.

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 DEPRECIATION AND AMORTIZATION

     SoftNet's depreciation and amortization expense increased $180,000, or 102%, to $355,000 for the year ended September 30, 2000, as compared to $175,000 for the year ended September 30, 1999, primarily as a result of increased depreciation related to leasehold improvements and office furniture of its corporate offices.

 NON-CASH COMPENSATION EXPENSE RELATED TO STOCK OPTIONS

     SoftNet recognized a non-cash compensation expense related to stock options of $14,668,000 for the year ended September 30, 2000, as compared to $8,173,000 for the year ended September 30, 1999. For the year ended September 30, 2000, non-cash compensation expense related to stock options consisted of $14,407,000 related to employee stock options and $261,000 related to non-employee options, and for the year ended September 30, 1999, non-cash compensation expense related to stock options consisted of $6,512,000 related to employee stock options and $1,661,000 related to non-employee options. The increase is primarily due to the additional five months of deferred stock compensation amortization related to employee stock options for the year ended September 30, 2000.

 INTEREST INCOME

     SoftNet's interest income was $11,840,000 for the year ended September 30, 2000, as compared to $3,617,000 for the year ended September 30, 1999. This increase was primarily due to the increased cash, cash equivalent and short-term investment balances as a result of the secondary offering of 4,600,000 common stock shares for $141,502,000 on April 28, 1999, and the sale of 5,000,000 common stock shares for $128,121,000 to Pacific Century on December 13, 1999.

 INTEREST EXPENSE

     SoftNet's interest expense decreased $4,149,000, or 89%, to $526,000 for the year ended September 30, 2000, as compared to $4,675,000 for the year ended September 30, 1999. This decrease is primarily due to the reduction of interest expense resulting from the conversion of the 9% senior subordinated convertible notes.

 EQUITY IN NET LOSSES OF INVESTEE COMPANIES

     SoftNet recognized equity in net losses of investee companies of $581,000 for the year ended September 30, 2000.

 GAIN ON DISPOSITION OF EQUITY INVESTMENTS, NET

     SoftNet recognized a gain on disposition of long-term equity investments of $10,157,000 for the year ended September 30, 2000, primarily due to a $10,194,000 gain on exchange of 50,000 common stock shares of Big Sky Network Canada, Limited for (i) $2,500,000 in cash, (ii) a promissory note in the amount of $1,700,000 bearing interest at 8% per annum due September 29, 2001, and (iii) 1,133,000 common stock shares valued at $9,630,000 from China Broadband Corporation on September 29, 2000.

 MISCELLANEOUS INCOME (EXPENSE), NET

     SoftNet's miscellaneous expense was $396,000 for the year ended September 30, 2000, as compared to consolidated miscellaneous expense of $1,414,000 for the year ended September 30, 1999. This decrease is primarily due to indirect expenses incurred in association with SoftNet's financing activities, including the secondary public offering that SoftNet completed on April 28, 1999, in which it sold 4,600,000 shares of SoftNet common stock at $33.00 per share, as well as the penalty incurred in connection with the Series C redeemable convertible preferred stock for the year ended September 30, 1999.

 INCOME TAXES

     SoftNet made no provision for income taxes for the years ended September 30, 2000 and 1999, as a result of SoftNet's continuing losses.
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 LOSS ATTRIBUTED TO DISCONTINUED OPERATIONS

     SoftNet recognized a loss attributed to discontinued operations of $224,746,000 for the year ended September 30, 2000, as compared to $31,921,000 for the year ended September 30, 1999. For the year ended September 30, 2000, the loss attributed to discontinued operations consisted of a $12,648,000 net loss from the operations of Intellicom, a $97,200,000 loss on disposition of ISP Channel, a $60,249,000 net loss from the operations of ISP Channel, a $42,200,000 loss on disposition of Aerzone, and a $12,150,000 net loss from the operations of Aerzone. For the year ended September 30, 1999, the loss attributed to discontinued operations consisted of a $3,838,000 net loss from the operations of Intellicom, a $29,440,000 net loss from the operations of ISP Channel, a $633,000 net loss from the operations of MTC, a $321,000 loss on disposition of MTC, a $170,000 net income from the operations of KCI, and a $2,141,000 gain on disposition of KCI.

 PREFERRED DIVIDENDS

     SoftNet paid no dividends for the year ended September 30, 2000, as a result of the conversion of the 5% redeemable convertible preferred stock to common stock during the year ended September 30, 1999. For the year ended September 30, 1999, SoftNet paid dividends of $473,000 to the holders of the aforementioned stock.

 NET LOSS

     SoftNet had a net loss applicable to common shares of $232,353,000, or a net loss per common share of $9.88, for the year ended September 30, 2000, as compared to a net loss applicable to common shares of $50,482,000, or a net loss per common share of $4.09, for the year ended September 30, 1999.

LIQUIDITY AND CAPITAL RESOURCES

     Since September 1998, SoftNet has funded the significant negative cash flows from its subsidiary operating activities and the associated capital expenditures through a combination of public and private equity sales, convertible debt issues and equipment leases. As of June 30, 2002, SoftNet had $69,303,000 in cash, cash equivalents, and short-term investments compared with $75,454,000 as of September 30, 2001.

     Net cash used in operating activities of continuing operations for the nine months ended June 30, 2002, was $2,476,000. This results from a net loss of $5,893,000 from continuing operations and a net decrease in operating liabilities of $1,587,000, offset by several non-cash items including loss on write down of impaired assets of $352,000, loss on disposition of equity investments of $701,000, provision for restructuring costs of $502,000, amortization of deferred stock compensation expense of $1,200,000, depreciation expense of $160,000, and a net decrease in operating assets of $2,044,000. Net cash used in operating activities of discontinued operations was $3,838,000.

     Net cash provided by investing activities of continuing operations for the nine months ended June 30, 2002, was $19,602,000, and was provided by proceeds from maturities and sales of short-term investments, net of purchases. Net cash used in investing activities of discontinued operations was $2,000.

     No cash was provided by or used in financing activities for the nine months ended June 30, 2002. Net cash used in financing activities of discontinued operations was $60,000.

     SoftNet believes it has sufficient cash to meet its presently anticipated business requirements over the next twelve months including the funding of operating losses, discontinued operations, working capital requirements, and capital investments. SoftNet expects continued reductions in cash usages from its discontinued operating activities for the year ending September 30, 2002.

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